Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISCONTINUED OPERATIONS
In 2012, the UTC Board of Directors approved plans for the divestiture of a number of non-core businesses, which were completed with the sale of Pratt & Whitney Rocketdyne (Rocketdyne) on June 14, 2013. Cash generated from these divestitures was used to repay debt incurred to finance the Goodrich acquisition in 2012. On February 12, 2013, we completed the disposition of UTC Power to ClearEdge Power, and have no continuing involvement with the UTC Power business post-disposition.
On December 13, 2012, we completed the sale of the legacy Hamilton Sundstrand Industrial businesses. On August 7, 2012, we completed the disposition of Clipper Windpower (Clipper) and have no continuing involvement with the Clipper business following disposition.
The legacy Hamilton Sundstrand Industrial businesses, as well as Clipper, Rocketdyne and UTC Power all met the "held-for-sale" criteria in 2012. The results of operations, including the net realized gains and losses on disposition, and the related cash flows which resulted from these non-core businesses, have been reclassified to Discontinued Operations in our Consolidated Statements of Operations and Cash Flows.
The following summarized financial information for our discontinued operations businesses has been segregated from continuing operations and reported as Discontinued Operations in 2013. There was no discontinued operations activity in 2014.

(dollars in millions)	2013
Discontinued Operations:
Net sales	$309
Income from operations	$63
Income tax expense	(32)
Income from operations, net of income taxes	31
Loss on disposal	(33)
Income tax benefit	37
Net income from discontinued operations	$35